UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2018

DOCUSIGN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38465	91-2183967
(State or Other Jurisdictions of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

221 Main St., Suite 1000 San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 489-4940

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (d)

On July 6, 2018, Keith J. Krach notified us of his decision to resign as Chairman of the Board and a member of our board of directors, effective as of January 1, 2019. In addition, on July 7, 2018, Scott Darling, Rory O’Driscoll and Jonathan Roberts each notified us of his decision to resign as a member of our board of directors and all committees thereof, effective as of August 29, 2018. On July 9, 2018, Thomas H. Gonser, Jr. notified us of his decision to resign as a member of our board of directors, effective as of December 31, 2018. Messrs. Darling, Gonser, Krach, O’Driscoll and Roberts each indicated that their decision to resign was not a result of any disagreement with us on any matter relating to our operations, policies or practices.

In connection with the resignations, on July 10, 2018, our board of directors appointed, effective as of August 29, 2018, each of Blake J. Irving, Steven Singh and Inhi Cho Suh to serve on our board of directors, until his or her successor is elected and qualified, or sooner in the event of his or her death, resignation or removal. Mr. Irving joins the class of directors whose term expires at our 2019 annual stockholders’ meeting, Mr. Singh joins the class of directors whose term expires at our 2020 annual stockholders’ meeting and Ms. Suh joins the class of directors whose term expires at our 2021 annual stockholders’ meeting. Our board of directors has determined that each of Mr. Irving, Mr. Singh and Ms. Suh meet the requirements for independence under the applicable listing standards of The Nasdaq Stock Market LLC and the Securities Exchange Act of 1934, as amended.

Mr. Irving, Mr. Singh and Ms. Suh will be entitled to receive compensation in accordance with our Non-Employee Director Compensation Policy, a copy of which is attached as Exhibit 10.5 to our Quarterly Report on Form 10-Q for the period ended April 30, 2018, which was filed with the Securities and Exchange Commission on June 8, 2018. Mr. Irving, Mr. Singh and Ms. Suh also will enter into our standard form of indemnification agreement.

There are no arrangements or understandings between any of Mr. Irving, Mr. Singh and Ms. Suh and any other persons pursuant to which they were elected as a member of our board of directors. There are no family relationships between any of Mr. Irving, Mr. Singh and Ms. Suh and any director, executive officer, or any person nominated or chosen by us to become a director or executive officer. None of Mr. Irving, Mr. Singh and Ms. Suh are a party to any current or proposed transaction with us for which disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 11, 2018

DOCUSIGN, INC.

By:	/s/ Reginald D. Davis
Reginald D. Davis
General Counsel